Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending June 30, 2022

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investor Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A+	A+	—	A+

Ratings are as of July 26, 2022, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.
CINF Second-Quarter 2022 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending June 30, 2022

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
CFC and Subsidiaries Consolidation – Six Months Ended June 30, 2022	4
CFC and Subsidiaries Consolidation – Three Months Ended June 30, 2022	5

Consolidated Property Casualty Insurance Operations
Losses Incurred Detail	6
Loss Ratio Detail	7
Loss Claim Count Detail	8
Quarterly Property Casualty Data – Commercial Lines	9
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	10
Loss and Loss Expense Analysis – Six Months Ended June 30, 2022	11
Loss and Loss Expense Analysis – Three Months Ended June 30, 2022	12

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	13
Quarterly Property Casualty Data – Commercial Lines	14
Quarterly Property Casualty Data – Personal Lines	15
Quarterly Property Casualty Data – Excess & Surplus Lines	16

Statutory Statements of Income
Consolidated Cincinnati Insurance Companies Statutory Statements of Income	17
The Cincinnati Life Insurance Company Statutory Statements of Income	18

Other
Quarterly Data – Other	19

CINF Second-Quarter 2022 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.
For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•    Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.
•Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.
Other Measures
•    Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
•    Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•    Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.
CINF Second-Quarter 2022 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Six Months Ended June 30, 2022

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$3,447	$—	$—	$—	$3,447
Life	—	—	186	—	—	186
Premiums ceded	—	(132)	(38)	—	—	(170)
Total earned premium	—	3,315	148	—	—	3,463
Investment income, net of expenses	49	247	84	—	—	380
Investment gains and losses, net	(859)	(961)	—	—	—	(1,820)
Fee revenues	—	5	2	—	—	7
Other revenues	8	2	—	3	(8)	5
Total revenues	$(802)	$2,608	$234	$3	$(8)	$2,035

Benefits & expenses
Losses & contract holders' benefits	$—	$2,209	$205	$—	$—	$2,414
Reinsurance recoveries	—	(13)	(53)	—	—	(66)
Underwriting, acquisition and insurance expenses	—	1,011	42	—	—	1,053
Interest expense	26	—	—	—	—	26
Other operating expenses	16	—	—	1	(8)	9
Total expenses	$42	$3,207	$194	$1	$(8)	$3,436

Income (loss) before income taxes	$(844)	$(599)	$40	$2	$—	$(1,401)

Provision (benefit) for income taxes
Current operating income	$186	$256	$11	$—	$—	$453
Capital gains/losses	(180)	(202)	—	—	—	(382)
Deferred	(187)	(202)	(2)	—	—	(391)
Total provision (benefit) for income taxes	$(181)	$(148)	$9	$—	$—	$(320)

Net income (loss) - current year	$(663)	$(451)	$31	$2	$—	$(1,081)

Net income - prior year	$331	$966	$24	$2	$—	$1,323
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2022 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended June 30, 2022

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,765	$—	$—	$—	$1,765
Life	—	—	96	—	—	96
Premiums ceded	—	(68)	(20)	—	—	(88)
Total earned premium	—	1,697	76	—	—	1,773
Investment income, net of expenses	26	127	42	—	—	195
Investment gains and losses, net	(567)	(587)	—	—	—	(1,154)
Fee revenues	—	2	1	—	—	3
Other revenues	4	1	—	2	(4)	3
Total revenues	$(537)	$1,240	$119	$2	$(4)	$820

Benefits & expenses
Losses & contract holders' benefits	$—	$1,241	$91	$—	$—	$1,332
Reinsurance recoveries	—	(1)	(22)	—	—	(23)
Underwriting, acquisition and insurance expenses	—	511	23	—	—	534
Interest expense	13	—	—	—	—	13
Other operating expenses	8	—	—	1	(4)	5
Total expenses	$21	$1,751	$92	$1	$(4)	$1,861

Income (loss) before income taxes	$(558)	$(511)	$27	$1	$—	$(1,041)

Provision (benefit) for income taxes
Current operating income (loss)	$122	$142	$8	$—	$—	$272
Capital gains/losses	(119)	(123)	—	—	—	(242)
Deferred	(122)	(139)	(2)	—	—	(263)
Total provision (benefit) for income taxes	$(119)	$(120)	$6	$—	$—	$(233)

Net income (loss) - current year	$(439)	$(391)	$21	$1	$—	$(808)

Net income - prior year	$187	$500	$14	$2	$—	$703
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2022 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Consolidated
Current accident year losses greater than $5 million			$38	$23	$55	$14	$38	$5	$61	$43		$57		$112
Current accident year losses $1 million - $5 million			77	82	103	72	51	31	159	82		154		257
Large loss prior accident year reserve development			38	25	28	30	13	24	63	37		67		95
Total large losses incurred			$153	$130	$186	$116	$102	$60	$283	$162		$278		$464
Losses incurred but not reported			74	36	(71)	(13)	(37)	102	110	65		52		(19)
Other losses excluding catastrophe losses			648	592	520	514	577	451	1,240	1,028		1,542		2,062
Catastrophe losses			208	24	51	215	56	150	232	206		421		472
Total losses incurred			$1,083	$782	$686	$832	$698	$763	$1,865	$1,461		$2,293		$2,979
Commercial Lines
Current accident year losses greater than $5 million			$15	$16	$50	$4	$38	$5	$31	$43		$47		$97
Current accident year losses $1 million - $5 million			53	67	70	60	29	26	120	55		115		185
Large loss prior accident year reserve development			36	21	27	29	14	26	57	40		69		96
Total large losses incurred			$104	$104	$147	$93	$81	$57	$208	$138		$231		$378
Losses incurred but not reported			61	38	(53)	(35)	(34)	39	99	5		(30)		(83)
Other losses excluding catastrophe losses			363	318	274	270	326	261	681	587		857		1,131
Catastrophe losses			124	11	24	30	27	35	135	62		92		116
Total losses incurred			$652	$471	$392	$358	$400	$392	$1,123	$792		$1,150		$1,542
Personal Lines
Current accident year losses greater than $5 million			$23	$7	$5	$10	$—	$—	$30	$—		$10		$15
Current accident year losses $1 million - $5 million			15	11	25	12	15	4	26	19		31		56
Large loss prior accident year reserve development			1	4	—	(1)	(2)	(1)	5	(3)		(4)		(4)
Total large losses incurred			$39	$22	$30	$21	$13	$3	$61	$16		$37		$67
Losses incurred but not reported			12	(14)	(26)	—	(4)	41	(2)	37		37		11
Other losses excluding catastrophe losses			176	165	146	154	158	130	341	288		442		588
Catastrophe losses			78	6	16	69	39	74	84	113		182		198
Total losses incurred			$305	$179	$166	$244	$206	$248	$484	$454		$698		$864
Excess & Surplus Lines
Current accident year losses greater than $5 million			$—	$—	$—	$—	$—	$—	$—	$—		$—		$—
Current accident year losses $1 million - $5 million			9	4	8	—	7	1	13	8		8		16
Large loss prior accident year reserve development			1	—	1	2	1	(1)	1	—		2		3
Total large losses incurred			$10	$4	$9	$2	$8	$—	$14	$8		$10		$19
Losses incurred but not reported			1	12	8	22	1	22	13	23		45		53
Other losses excluding catastrophe losses			38	32	25	23	34	15	70	49		72		97
Catastrophe losses			2	1	—	1	—	1	3	1		2		2
Total losses incurred			$51	$49	$42	$48	$43	$38	$100	$81		$129		$171
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2022 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Consolidated
Current accident year losses greater than $5 million			2.2%	1.4%	3.4%	0.9%	2.5%	0.3%	1.8%	1.4%		1.2%		1.8%
Current accident year losses $1 million - $5 million			4.6	5.1	6.4	4.5	3.4	2.2	4.8	2.8		3.4		4.2
Large loss prior accident year reserve development			2.2	1.5	1.8	1.9	0.9	1.6	1.9	1.2		1.5		1.5
Total large loss ratio			9.0%	8.0%	11.6%	7.3%	6.8%	4.1%	8.5%	5.4%		6.1%		7.5%
Losses incurred but not reported			4.4	2.2	(4.4)	(0.8)	(2.4)	6.9	3.3	2.2		1.1		(0.3)
Other losses excluding catastrophe losses			38.1	36.6	32.5	32.2	38.0	30.5	37.4	34.4		33.6		33.4
Catastrophe losses			12.3	1.5	3.2	13.4	3.7	10.2	7.0	6.9		9.2		7.6
Total loss ratio			63.8%	48.3%	42.9%	52.1%	46.1%	51.7%	56.2%	48.9%		50.0%		48.2%
Commercial Lines
Current accident year losses greater than $5 million			1.4%	1.7%	5.3%	0.5%	4.2%	0.6%	1.6%	2.4%		1.7%		2.6%
Current accident year losses $1 million - $5 million			5.3	6.9	7.3	6.5	3.2	2.9	6.1	3.1		4.2		5.0
Large loss prior accident year reserve development			3.7	2.1	2.8	3.1	1.4	3.0	2.9	2.2		2.6		2.7
Total large loss ratio			10.4%	10.7%	15.4%	10.1%	8.8%	6.5%	10.6%	7.7%		8.5%		10.3%
Losses incurred but not reported			6.1	4.0	(5.7)	(3.7)	(3.6)	4.3	5.1	0.3		(1.1)		(2.3)
Other losses excluding catastrophe losses			36.6	33.0	29.1	29.0	35.7	29.4	34.8	32.6		31.4		30.8
Catastrophe losses			12.5	1.2	2.6	3.1	3.0	4.0	6.9	3.5		3.4		3.2
Total loss ratio			65.6%	48.9%	41.4%	38.5%	43.9%	44.2%	57.4%	44.1%		42.2%		42.0%
Personal Lines
Current accident year losses greater than $5 million			5.7%	1.7%	1.3%	2.6%	—%	—%	3.7%	—%		0.9%		1.0%
Current accident year losses $1 million - $5 million			3.6	2.7	6.4	2.9	4.0	1.2	3.2	2.5		2.7		3.6
Large loss prior accident year reserve development			0.1	1.1	—	(0.2)	(0.5)	(0.3)	0.6	(0.3)		(0.4)		(0.2)
Total large loss ratio			9.4%	5.5%	7.7%	5.3%	3.5%	0.9%	7.5%	2.2%		3.2%		4.4%
Losses incurred but not reported			3.1	(3.6)	(6.5)	(0.1)	(1.1)	11.0	(0.2)	4.9		3.2		0.7
Other losses excluding catastrophe losses			42.4	41.2	36.7	39.7	41.4	34.4	41.8	37.9		38.6		38.1
Catastrophe losses			18.8	1.4	4.1	17.7	10.3	19.6	10.2	14.9		15.9		12.8
Total loss ratio			73.7%	44.5%	42.0%	62.6%	54.1%	65.9%	59.3%	59.9%		60.9%		56.0%
Excess & Surplus Lines
Current accident year losses greater than $5 million			—%	—%	—%	—%	—%	—%	—%	—%		—%		—%
Current accident year losses $1 million - $5 million			7.8	3.6	7.5	(0.1)	7.5	1.2	5.8	4.5		2.8		4.1
Large loss prior accident year reserve development			0.4	0.3	0.8	1.9	1.3	(1.7)	0.3	(0.2)		0.6		0.6
Total large loss ratio			8.2%	3.9%	8.3%	1.8%	8.8%	(0.5)%	6.1%	4.3%		3.4%		4.7%
Losses incurred but not reported			0.7	10.6	7.9	21.2	0.8	24.8	5.4	12.3		15.5		13.4
Other losses excluding catastrophe losses			31.5	27.4	22.3	21.9	35.0	17.8	29.6	26.8		25.0		24.3
Catastrophe losses			1.1	1.1	0.8	0.2	0.4	1.0	1.1	0.7		0.5		0.6
Total loss ratio			41.5%	43.0%	39.3%	45.1%	45.0%	43.1%	42.2%	44.1%		44.4%		43.0%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2022 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Consolidated
Current accident year reported losses greater than $5 million			6	3	7	3	6	1	9	7		9		17
Current accident year reported losses $1 million - $5 million			47	51	76	44	35	24	97	59		106		170
Prior accident year reported losses on large losses			28	28	16	22	12	20	56	32		55		71
Non-Catastrophe reported losses on large losses total			81	82	99	69	53	45	162	98		170		258
Commercial Lines
Current accident year reported losses greater than $5 million			2	2	7	2	6	1	4	7		8		15
Current accident year reported losses $1 million - $5 million			31	39	50	37	19	20	69	39		78		120
Prior accident year reported losses on large losses			25	24	14	19	8	18	49	26		46		60
Non-Catastrophe reported losses on large losses total			58	65	71	58	33	39	122	72		132		195
Personal Lines
Current accident year reported losses greater than $5 million			4	1	—	1	—	—	5	—		1		2
Current accident year reported losses $1 million - $5 million			9	8	17	6	11	3	17	14		20		34
Prior accident year reported losses on large losses			2	3	1	1	1	2	5	3		4		5
Non-Catastrophe reported losses on large losses total			15	12	18	8	12	5	27	17		25		41
Excess & Surplus Lines
Current accident year reported losses greater than $5 million			—	—	—	—	—	—	—	—		—		—
Current accident year reported losses $1 million - $5 million			7	4	9	1	5	1	11	6		8		16
Prior accident year reported losses on large losses			1	1	1	2	3	—	2	3		5		6
Non-Catastrophe reported losses on large losses total			8	5	10	3	8	1	13	9		13		22
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Second-Quarter 2022 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Commercial casualty:
Written premiums			$376	$389	$317	$297	$338	$363	$765	$701		$998		$1,315
Year over year change %- written premium			11%	7%	10%	10%	10%	6%	9%	8%		9%		9%
Earned premiums			$350	$336	$332	$323	$312	$303	$686	$615		$938		$1,270
Current accident year before catastrophe losses			75.0%	65.6%	63.3%	61.9%	61.5%	64.5%	70.4%	63.0%		62.6%		62.8%
Current accident year catastrophe losses			—	—	—	—	—	—	—	—		—		—
Prior accident years before catastrophe losses			(0.7)	1.4	(10.5)	(16.1)	(8.3)	(2.2)	0.3	(5.3)		(9.0)		(9.4)
Prior accident years catastrophe losses			—	—	—	—	—	—	—	—		—		—
Total loss and loss expense ratio			74.3%	67.0%	52.8%	45.8%	53.2%	62.3%	70.7%	57.7%		53.6%		53.4%
Commercial property:
Written premiums			$308	$297	$270	$278	$275	$267	$606	$542		$820		$1,090
Year over year change %- written premium			12%	11%	10%	10%	6%	2%	12%	4%		6%		7%
Earned premiums			$280	$274	$267	$264	$259	$253	$554	$512		$776		$1,043
Current accident year before catastrophe losses			54.5%	52.4%	41.8%	41.6%	47.3%	53.8%	53.4%	50.5%		47.5%		46.0%
Current accident year catastrophe losses			44.4	5.1	13.9	12.4	14.0	20.0	24.9	16.9		15.4		15.0
Prior accident years before catastrophe losses			0.6	(2.4)	(6.0)	(11.1)	(1.1)	(2.0)	(0.8)	(1.5)		(4.8)		(5.1)
Prior accident years catastrophe losses			(3.0)	0.5	(4.8)	(2.0)	(3.8)	(6.3)	(1.3)	(5.0)		(4.0)		(4.2)
Total loss and loss expense ratio			96.5%	55.6%	44.9%	40.9%	56.4%	65.5%	76.2%	60.9%		54.1%		51.7%
Commercial auto:
Written premiums			$226	$237	$194	$183	$216	$223	$463	$439		$622		$816
Year over year change %- written premium			5%	6%	8%	7%	5%	7%	5%	6%		7%		7%
Earned premiums			$210	$205	$203	$200	$198	$193	$415	$391		$591		$794
Current accident year before catastrophe losses			66.5%	67.0%	67.5%	63.7%	63.0%	63.1%	66.7%	63.0%		63.3%		64.4%
Current accident year catastrophe losses			5.1	0.9	0.6	1.8	1.5	1.6	3.1	1.6		1.7		1.4
Prior accident years before catastrophe losses			2.8	(0.7)	0.2	(3.6)	(6.0)	(12.4)	1.1	(9.2)		(7.3)		(5.4)
Prior accident years catastrophe losses			(0.5)	(2.1)	0.3	(0.1)	(0.2)	(0.3)	(1.3)	(0.2)		(0.2)		(0.1)
Total loss and loss expense ratio			73.9%	65.1%	68.6%	61.8%	58.3%	52.0%	69.6%	55.2%		57.5%		60.3%
Workers' compensation:
Written premiums			$69	$86	$59	$53	$69	$88	$154	$157		$210		$269
Year over year change %- written premium			—%	(2)%	2%	4%	6%	(4)%	(2)%	—%		1%		1%
Earned premiums			$68	$67	$67	$66	$68	$67	$136	$135		$201		$268
Current accident year before catastrophe losses			83.5%	84.5%	79.8%	82.3%	87.6%	76.6%	84.0%	82.2%		82.2%		81.6%
Current accident year catastrophe losses			—	—	—	—	—	—	—	—		—		—
Prior accident years before catastrophe losses			(25.9)	(14.3)	(10.5)	(10.5)	(39.2)	(37.9)	(20.2)	(38.6)		(29.3)		(24.7)
Prior accident years catastrophe losses			—	—	—	—	—	—	—	—		—		—
Total loss and loss expense ratio			57.6%	70.2%	69.3%	71.8%	48.4%	38.7%	63.8%	43.6%		52.9%		56.9%
Other commercial:
Written premiums			$93	$87	$80	$84	$79	$78	$180	$157		$241		$321
Year over year change %- written premium			18%	12%	14%	18%	13%	11%	15%	12%		14%		14%
Earned premiums			$86	$80	$78	$77	$74	$70	$165	$144		$221		$299
Current accident year before catastrophe losses			37.3%	38.2%	41.6%	39.4%	38.0%	38.2%	37.7%	38.1%		38.6%		39.4%
Current accident year catastrophe losses			0.1	—	(0.2)	0.4	0.1	—	0.1	—		0.1		—
Prior accident years before catastrophe losses			(7.4)	(2.9)	(8.9)	(8.4)	(11.2)	(7.7)	(5.3)	(9.5)		(9.1)		(9.1)
Prior accident years catastrophe losses			—	—	—	—	—	—	—	—		—		—
Total loss and loss expense ratio			30.0%	35.3%	32.5%	31.4%	26.9%	30.5%	32.5%	28.6%		29.6%		30.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Second-Quarter 2022 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Personal auto:
Written premiums			$177	$140	$141	$165	$166	$136	$316	$302		$467		$608
Year over year change %- written premium			7%	3%	1%	—%	(2)%	(1)%	5%	(1)%		(1)%		(1)%
Earned premiums			$155	$152	$152	$153	$152	$152	$307	$305		$457		$609
Current accident year before catastrophe losses			74.5%	69.4%	62.3%	65.8%	64.5%	66.1%	72.0%	65.3%		65.5%		64.7%
Current accident year catastrophe losses			6.1	1.4	0.2	5.3	1.7	2.6	3.7	2.2		3.2		2.4
Prior accident years before catastrophe losses			1.4	0.9	(4.4)	(0.4)	(5.5)	(9.3)	1.2	(7.5)		(5.1)		(4.9)
Prior accident years catastrophe losses			(0.6)	(4.7)	0.3	(0.1)	(0.2)	(0.5)	(2.7)	(0.3)		(0.3)		(0.1)
Total loss and loss expense ratio			81.4%	67.0%	58.4%	70.6%	60.5%	58.9%	74.2%	59.7%		63.3%		62.1%
Homeowner:
Written premiums			$260	$181	$188	$214	$211	$156	$441	$367		$581		$769
Year over year change %- written premium			23%	16%	13%	13%	7%	11%	20%	9%		10%		11%
Earned premiums			$202	$195	$190	$184	$178	$174	$397	$352		$536		$726
Current accident year before catastrophe losses			54.8%	45.9%	38.0%	42.3%	50.2%	51.6%	50.4%	50.9%		47.9%		45.4%
Current accident year catastrophe losses			38.6	13.0	10.9	36.8	20.7	41.1	26.1	30.8		32.9		27.1
Prior accident years before catastrophe losses			(2.5)	(8.7)	(4.4)	(1.0)	0.9	(0.5)	(5.5)	0.2		(0.2)		(1.3)
Prior accident years catastrophe losses			(5.2)	(7.2)	(1.4)	—	(0.5)	(0.7)	(6.2)	(0.6)		(0.4)		(0.7)
Total loss and loss expense ratio			85.7%	43.0%	43.1%	78.1%	71.3%	91.5%	64.8%	81.3%		80.2%		70.5%
Other personal:
Written premiums			$73	$53	$53	$56	$62	$46	$127	$108		$164		$217
Year over year change %- written premium			18%	15%	10%	8%	9%	10%	18%	9%		9%		9%
Earned premiums			$56	$55	$54	$51	$52	$50	$111	$101		$153		$207
Current accident year before catastrophe losses			64.6%	47.2%	45.8%	53.8%	45.9%	50.0%	56.0%	48.0%		49.9%		48.9%
Current accident year catastrophe losses			5.2	0.9	0.2	4.5	3.9	3.6	3.1	3.7		4.0		3.0
Prior accident years before catastrophe losses			1.4	4.6	5.0	(0.9)	(8.6)	(3.8)	3.0	(6.2)		(4.4)		(1.9)
Prior accident years catastrophe losses			0.4	0.4	(1.4)	(0.4)	0.4	(1.5)	0.3	(0.6)		(0.5)		(0.8)
Total loss and loss expense ratio			71.6%	53.1%	49.6%	57.0%	41.6%	48.3%	62.4%	44.9%		49.0%		49.2%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Excess & Surplus:
Written premiums			$135	$124	$108	$104	$115	$99	$259	$214		$318		$426
Year over year change %- written premium			17%	25%	17%	30%	26%	16%	21%	22%		24%		22%
Earned premiums			$124	$112	$109	$105	$95	$89	$236	$184		$289		$398
Current accident year before catastrophe losses			59.5%	61.8%	56.0%	62.6%	62.0%	61.0%	60.6%	61.5%		61.9%		60.3%
Current accident year catastrophe losses			1.2	1.5	0.6	0.4	0.4	1.3	1.3	0.8		0.7		0.6
Prior accident years before catastrophe losses			(0.4)	(4.6)	1.2	3.3	(1.5)	4.7	(2.4)	1.5		2.1		1.9
Prior accident years catastrophe losses			(0.1)	(0.4)	0.3	(0.1)	0.1	(0.3)	(0.2)	(0.1)		(0.1)		—
Total loss and loss expense ratio			60.2%	58.3%	58.1%	66.2%	61.0%	66.7%	59.3%	63.7%		64.6%		62.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Second-Quarter 2022 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the six months ended June 30, 2022
Commercial casualty	$265	$93	$358	$53	$57	$10	$120	$318	$57	$103	$478
Commercial property	327	33	360	2	42	11	55	329	42	44	415
Commercial auto	231	43	274	11	4	(2)	13	242	4	41	287
Workers' compensation	67	16	83	(12)	19	(2)	5	55	19	14	88
Other commercial	47	7	54	1	6	6	13	48	6	13	67
Total commercial lines	937	192	1,129	55	128	23	206	992	128	215	1,335

Personal auto	170	42	212	5	12	(2)	15	175	12	40	227
Homeowners	207	26	233	19	(4)	—	15	226	(4)	26	248
Other personal	54	3	57	15	(3)	—	12	69	(3)	3	69
Total personal lines	431	71	502	39	5	(2)	42	470	5	69	544

Excess & surplus lines	57	24	81	50	13	18	81	107	13	42	162
Other	115	8	123	5	41	(1)	45	120	41	7	168
Total property casualty	$1,540	$295	$1,835	$149	$187	$38	$374	$1,689	$187	$333	$2,209

Ceded loss and loss expense incurred for the six months ended June 30, 2022
Commercial casualty	$5	$—	$5	$(14)	$1	$—	$(13)	$(9)	$1	$—	$(8)
Commercial property	11	1	12	(18)	(1)	—	(19)	(7)	(1)	1	(7)
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	6	—	6	(5)	—	—	(5)	1	—	—	1
Other commercial	10	—	10	2	1	—	3	12	1	—	13
Total commercial lines	32	1	33	(35)	1	—	(34)	(3)	1	1	(1)

Personal auto	1	—	1	(1)	(1)	—	(2)	—	(1)	—	(1)
Homeowners	(2)	—	(2)	(5)	(1)	(1)	(7)	(7)	(1)	(1)	(9)
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	(1)	—	(1)	(6)	(2)	(1)	(9)	(7)	(2)	(1)	(10)

Excess & surplus lines	11	—	11	11	(1)	1	11	22	(1)	1	22
Other	9	1	10	5	(13)	—	(8)	14	(13)	1	2
Total property casualty	$51	$2	$53	$(25)	$(15)	$—	$(40)	$26	$(15)	$2	$13

Net loss and loss expense incurred for the six months ended June 30, 2022
Commercial casualty	$260	$93	$353	$67	$56	$10	$133	$327	$56	$103	$486
Commercial property	316	32	348	20	43	11	74	336	43	43	422
Commercial auto	231	43	274	11	4	(2)	13	242	4	41	287
Workers' compensation	61	16	77	(7)	19	(2)	10	54	19	14	87
Other commercial	37	7	44	(1)	5	6	10	36	5	13	54
Total commercial lines	905	191	1,096	90	127	23	240	995	127	214	1,336

Personal auto	169	42	211	6	13	(2)	17	175	13	40	228
Homeowners	209	26	235	24	(3)	1	22	233	(3)	27	257
Other personal	54	3	57	15	(3)	—	12	69	(3)	3	69
Total personal lines	432	71	503	45	7	(1)	51	477	7	70	554

Excess & surplus lines	46	24	70	39	14	17	70	85	14	41	140
Other	106	7	113	—	54	(1)	53	106	54	6	166
Total property casualty	$1,489	$293	$1,782	$174	$202	$38	$414	$1,663	$202	$331	$2,196

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2022 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended June 30, 2022
Commercial casualty	$141	$45	$186	$66	$1	$3	$70	$207	$1	$48	$256
Commercial property	160	15	175	11	72	5	88	171	72	20	263
Commercial auto	119	20	139	10	6	—	16	129	6	20	155
Workers' compensation	28	7	35	3	5	(4)	4	31	5	3	39
Other commercial	27	4	31	(8)	4	2	(2)	19	4	6	29
Total commercial lines	475	91	566	82	88	6	176	557	88	97	742

Personal auto	87	19	106	9	11	—	20	96	11	19	126
Homeowners	111	12	123	19	25	2	46	130	25	14	169
Other personal	25	1	26	17	(3)	—	14	42	(3)	1	40
Total personal lines	223	32	255	45	33	2	80	268	33	34	335

Excess & surplus lines	30	11	41	35	—	13	48	65	—	24	89
Other	60	3	63	(9)	22	(1)	12	51	22	2	75
Total property casualty	$788	$137	$925	$153	$143	$20	$316	$941	$143	$157	$1,241

Ceded loss and loss expense incurred for the three months ended June 30, 2022
Commercial casualty	$5	$—	$5	$(11)	$1	$—	$(10)	$(6)	$1	$—	$(5)
Commercial property	13	—	13	(19)	—	—	(19)	(6)	—	—	(6)
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	2	—	2	(1)	(1)	—	(2)	1	(1)	—	—
Other commercial	9	—	9	(6)	—	—	(6)	3	—	—	3
Total commercial lines	29	—	29	(37)	—	—	(37)	(8)	—	—	(8)

Personal auto	—	—	—	—	—	—	—	—	—	—	—
Homeowners	(1)	—	(1)	(4)	1	—	(3)	(5)	1	—	(4)
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	(1)	—	(1)	(4)	1	—	(3)	(5)	1	—	(4)

Excess & surplus lines	3	—	3	15	(3)	—	12	18	(3)	—	15
Other	2	—	2	2	(6)	—	(4)	4	(6)	—	(2)
Total property casualty	$33	$—	$33	$(24)	$(8)	$—	$(32)	$9	$(8)	$—	$1

Net loss and loss expense incurred for the three months ended June 30, 2022
Commercial casualty	$136	$45	$181	$77	$—	$3	$80	$213	$—	$48	$261
Commercial property	147	15	162	30	72	5	107	177	72	20	269
Commercial auto	119	20	139	10	6	—	16	129	6	20	155
Workers' compensation	26	7	33	4	6	(4)	6	30	6	3	39
Other commercial	18	4	22	(2)	4	2	4	16	4	6	26
Total commercial lines	446	91	537	119	88	6	213	565	88	97	750

Personal auto	87	19	106	9	11	—	20	96	11	19	126
Homeowners	112	12	124	23	24	2	49	135	24	14	173
Other personal	25	1	26	17	(3)	—	14	42	(3)	1	40
Total personal lines	224	32	256	49	32	2	83	273	32	34	339

Excess & surplus lines	27	11	38	20	3	13	36	47	3	24	74
Other	58	3	61	(11)	28	(1)	16	47	28	2	77
Total property casualty	$755	$137	$892	$177	$151	$20	$348	$932	$151	$157	$1,240

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2022 Supplemental Financial Data

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Premiums
Agency renewal written premiums			$1,482	$1,397	$1,238	$1,244	$1,333	$1,276	$2,879	$2,609		$3,853		$5,091
Agency new business written premiums			286	244	212	230	235	220	530	455		685		897
Other written premiums			196	258	84	64	146	197	454	343		407		491
Net written premiums			$1,964	$1,899	$1,534	$1,538	$1,714	$1,693	$3,863	$3,407		$4,945		$6,479
Unearned premium change			(267)	(281)	65	58	(200)	(218)	(548)	(418)		(360)		(295)
Earned premiums			$1,697	$1,618	$1,599	$1,596	$1,514	$1,475	$3,315	$2,989		$4,585		$6,184
Year over year change %
Agency renewal written premiums			11%	9%	8%	8%	7%	7%	10%	7%		7%		7%
Agency new business written premiums			22	11	15	22	12	2	16	7		12		12
Other written premiums			34	31	31	25	39	88	32	63		56		51
Net written premiums			15	12	10	10	10	12	13	11		11		10
Paid losses and loss expenses
Losses paid			$755	$733	$718	$612	$649	$564	$1,489	$1,214		$1,826		$2,543
Loss expenses paid			137	157	139	153	118	141	293	258		411		551
Loss and loss expenses paid			$892	$890	$857	$765	$767	$705	$1,782	$1,472		$2,237		$3,094
Incurred losses and loss expenses
Loss and loss expense incurred			$1,240	$956	$855	$988	$830	$923	$2,196	$1,753		$2,741		$3,596
Loss and loss expenses paid as a % of incurred			71.9%	93.1%	100.2%	77.4%	92.4%	76.4%	81.1%	84.0%		81.6%		86.0%
Statutory combined ratio
Loss ratio			64.8%	48.4%	42.6%	51.3%	47.0%	52.0%	56.7%	49.4%		50.1%		48.2%
Loss adjustment expense ratio			9.5	10.9	10.9	10.1	8.9	11.0	10.2	10.0		10.0		10.2
Net underwriting expense ratio			28.1	28.7	31.5	31.1	29.2	26.7	28.4	28.0		28.9		29.5
US Statutory combined ratio			102.4%	88.0%	85.0%	92.5%	85.1%	89.7%	95.3%	87.4%		89.0%		87.9%
Contribution from catastrophe losses			13.0	1.7	2.8	12.9	4.6	10.1	7.5	7.3		9.2		7.6
Statutory combined ratio excl. catastrophe losses			89.4%	86.3%	82.2%	79.6%	80.5%	79.6%	87.8%	80.1%		79.8%		80.3%
GAAP combined ratio
GAAP combined ratio			103.2%	89.9%	84.2%	92.6%	85.5%	91.2%	96.7%	88.3%		89.8%		88.3%
Contribution from catastrophe losses			12.4	1.8	3.6	14.2	3.9	10.4	7.2	7.1		9.6		8.0
GAAP combined ratio excl. catastrophe losses			90.8%	88.1%	80.6%	78.4%	81.6%	80.8%	89.5%	81.2%		80.2%		80.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies. Statutory ratios exclude the results of Cincinnati Global.
Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.
CINF Second-Quarter 2022 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Premiums
Agency renewal written premiums			$934	$970	$809	$775	$852	$898	$1,904	$1,750		$2,525		$3,334
Agency new business written premiums			165	156	135	145	146	145	321	291		436		571
Other written premiums			(27)	(30)	(24)	(25)	(21)	(24)	(57)	(45)		(70)		(94)
Net written premiums			$1,072	$1,096	$920	$895	$977	$1,019	$2,168	$1,996		$2,891		$3,811
Unearned premium change			(78)	(134)	27	35	(66)	(133)	(212)	(199)		(164)		(137)
Earned premiums			$994	$962	$947	$930	$911	$886	$1,956	$1,797		$2,727		$3,674
Year over year change %
Agency renewal written premiums			10%	8%	7%	7%	7%	7%	9%	7%		7%		7%
Agency new business written premiums			13	8	19	27	9	(6)	10	1		8		11
Other written premiums			(29)	(25)	25	7	(5)	—	(27)	(2)		1		9
Net written premiums			10	8	10	10	8	5	9	6		7		8
Paid losses and loss expenses
Losses paid			$446	$458	$396	$328	$391	$330	$905	$720		$1,049		$1,445
Loss expenses paid			91	100	89	98	78	96	191	174		272		361
Loss and loss expenses paid			$537	$558	$485	$426	$469	$426	$1,096	$894		$1,321		$1,806
Incurred losses and loss expenses
Loss and loss expense incurred			$750	$586	$506	$451	$480	$503	$1,336	$983		$1,434		$1,940
Loss and loss expenses paid as a % of incurred			71.6%	95.2%	95.8%	94.5%	97.7%	84.7%	82.0%	90.9%		92.1%		93.1%
Statutory combined ratio
Loss ratio			65.5%	48.9%	41.4%	38.5%	43.9%	44.3%	57.4%	44.1%		42.2%		42.0%
Loss adjustment expense ratio			9.9	12.0	12.0	10.0	8.8	12.4	10.9	10.6		10.4		10.8
Net underwriting expense ratio			29.1	28.3	32.7	33.2	29.9	26.2	28.7	28.0		29.6		30.4
Statutory combined ratio			104.5%	89.2%	86.1%	81.7%	82.6%	82.9%	97.0%	82.7%		82.2%		83.2%
Contribution from catastrophe losses			12.6	1.4	2.7	3.3	3.2	4.2	7.1	3.7		3.6		3.4
Statutory combined ratio excl. catastrophe losses			91.9%	87.8%	83.4%	78.4%	79.4%	78.7%	89.9%	79.0%		78.6%		79.8%
GAAP combined ratio
GAAP combined ratio			106.3%	92.3%	85.2%	80.6%	84.2%	85.4%	99.4%	84.8%		83.4%		83.8%
Contribution from catastrophe losses			12.6	1.4	2.7	3.3	3.2	4.2	7.1	3.7		3.6		3.4
GAAP combined ratio excl. catastrophe losses			93.7%	90.9%	82.5%	77.3%	81.0%	81.2%	92.3%	81.1%		79.8%		80.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Second-Quarter 2022 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Premiums
Agency renewal written premiums			$438	$333	$342	$393	$397	$302	$771	$699		$1,092		$1,434
Agency new business written premiums			88	52	50	53	53	46	140	99		152		202
Other written premiums			(16)	(11)	(10)	(11)	(11)	(10)	(27)	(21)		(32)		(42)
Net written premiums			$510	$374	$382	$435	$439	$338	$884	$777		$1,212		$1,594
Unearned premium change			(97)	28	14	(47)	(57)	38	(69)	(19)		(66)		(52)
Earned premiums			$413	$402	$396	$388	$382	$376	$815	$758		$1,146		$1,542
Year over year change %
Agency renewal written premiums			10%	10%	8%	7%	3%	3%	10%	3%		4%		5%
Agency new business written premiums			66	13	11	4	20	35	41	27		18		16
Other written premiums			(45)	(10)	(25)	(10)	(38)	(11)	(29)	(24)		(19)		(20)
Net written premiums			16	11	8	7	4	6	14	5		5		6
Paid losses and loss expenses
Losses paid			$224	$208	$212	$208	$198	$162	$432	$360		$568		$780
Loss expenses paid			32	40	34	40	29	32	71	60		100		134
Loss and loss expenses paid			$256	$248	$246	$248	$227	$194	$503	$420		$668		$914
Incurred losses and loss expenses
Loss and loss expense incurred			$339	$215	$197	$281	$241	$273	$554	$514		$795		$992
Loss and loss expenses paid as a % of incurred			75.5%	115.3%	124.9%	88.3%	94.2%	71.1%	90.8%	81.7%		84.0%		92.1%
Statutory combined ratio
Loss ratio			73.7%	44.5%	42.0%	62.6%	54.1%	65.9%	59.3%	60.0%		60.9%		56.0%
Loss adjustment expense ratio			8.4	9.0	7.9	9.7	8.9	6.7	8.7	7.8		8.5		8.4
Net underwriting expense ratio			26.4	32.2	30.9	28.2	27.2	30.7	28.8	28.7		28.5		29.1
Statutory combined ratio			108.5%	85.7%	80.8%	100.5%	90.2%	103.3%	96.8%	96.5%		97.9%		93.5%
Contribution from catastrophe losses			19.1	1.7	4.6	20.0	10.6	19.8	10.5	15.2		16.8		13.7
Statutory combined ratio excl. catastrophe losses			89.4%	84.0%	76.2%	80.5%	79.6%	83.5%	86.3%	81.3%		81.1%		79.8%
GAAP combined ratio
GAAP combined ratio			112.1%	83.9%	80.0%	102.7%	92.7%	101.1%	98.2%	96.8%		98.8%		94.0%
Contribution from catastrophe losses			19.1	1.7	4.6	20.0	10.6	19.8	10.5	15.2		16.8		13.7
GAAP combined ratio excl. catastrophe losses			93.0%	82.2%	75.4%	82.7%	82.1%	81.3%	87.7%	81.6%		82.0%		80.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Second-Quarter 2022 Supplemental Financial Data

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Premiums
Agency renewal written premiums			$110	$94	$87	$76	$84	$76	$204	$160		$236		$323
Agency new business written premiums			33	36	27	32	36	29	69	65		97		124
Other written premiums			(8)	(6)	(6)	(4)	(5)	(6)	(14)	(11)		(15)		(21)
Net written premiums			$135	$124	$108	$104	$115	$99	$259	$214		$318		$426
Unearned premium change			(11)	(12)	1	1	(20)	(10)	(23)	(30)		(29)		(28)
Earned premiums			$124	$112	$109	$105	$95	$89	$236	$184		$289		$398
Year over year change %
Agency renewal written premiums			31%	24%	26%	27%	33%	23%	28%	28%		28%		27%
Agency new business written premiums			(8)	24	—	33	13	7	6	10		17		13
Other written premiums			(60)	—	(50)	—	(25)	(50)	(27)	(38)		(25)		(31)
Net written premiums			17	25	17	30	26	16	21	22		24		22
Paid losses and loss expenses
Losses paid			$27	$19	$17	$18	$19	$21	$46	$40		$59		$75
Loss expenses paid			11	12	12	12	8	11	24	19		31		43
Loss and loss expenses paid			$38	$31	$29	$30	$27	$32	$70	$59		$90		$118
Incurred losses and loss expenses
Loss and loss expense incurred			$74	$66	$63	$70	$58	$59	$140	$117		$187		$250
Loss and loss expenses paid as a % of incurred			51.4%	47.0%	46.0%	42.9%	46.6%	54.2%	50.0%	50.4%		48.1%		47.2%
Statutory combined ratio
Loss ratio			41.5%	43.0%	39.3%	45.1%	45.0%	43.1%	42.2%	44.1%		44.5%		43.0%
Loss adjustment expense ratio			18.7	15.2	18.8	21.0	16.0	23.6	17.1	19.6		20.1		19.8
Net underwriting expense ratio			26.1	27.1	27.7	29.7	31.1	26.4	26.5	29.0		29.2		28.8
Statutory combined ratio			86.3%	85.3%	85.8%	95.8%	92.1%	93.1%	85.8%	92.7%		93.8%		91.6%
Contribution from catastrophe losses			1.1	1.1	0.9	0.3	0.5	1.0	1.1	0.7		0.6		0.6
Statutory combined ratio excl. catastrophe losses			85.2%	84.2%	84.9%	95.5%	91.6%	92.1%	84.7%	92.0%		93.2%		91.0%
GAAP combined ratio
GAAP combined ratio			85.1%	85.9%	83.2%	94.1%	89.5%	92.0%	85.5%	90.7%		91.9%		89.5%
Contribution from catastrophe losses			1.1	1.1	0.9	0.3	0.5	1.0	1.1	0.7		0.6		0.6
GAAP combined ratio excl. catastrophe losses			84.0%	84.8%	82.3%	93.8%	89.0%	91.0%	84.4%	90.0%		91.3%		88.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Second-Quarter 2022 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2022	2021	Change	% Change	2022	2021	Change	% Change
Underwriting income
Net premiums written	$1,895	$1,667	$228	14	$3,743	$3,319	$424	13
Unearned premium change	242	185	57	31	504	394	110	28
Earned premiums	$1,653	$1,482	$171	12	$3,239	$2,925	$314	11

Losses incurred	$1,071	$697	$374	54	$1,838	$1,447	$391	27
Defense and cost containment expenses incurred	70	54	16	30	147	134	13	10
Adjusting and other expenses incurred	87	77	10	13	183	156	27	17
Other underwriting expenses incurred	530	484	46	10	1,059	923	136	15
Workers compensation dividend incurred	1	2	(1)	(50)	3	4	(1)	(25)
Total underwriting deductions	$1,759	$1,314	$445	34	$3,230	$2,664	$566	21

Net underwriting profit (loss)	$(106)	$168	$(274)	nm	$9	$261	$(252)	(97)

Investment income
Gross investment income earned	$125	$116	$9	8	$249	$225	$24	11
Net investment income earned	122	113	9	8	244	220	24	11
Net realized capital gains and losses, net	13	10	3	30	12	7	5	71
Net investment gains (net of tax)	$135	$123	$12	10	$256	$227	$29	13

Other income	$1	$1	$—	—	$3	$3	$—	—

Net income before federal income taxes	$30	$292	$(262)	(90)	$268	$491	$(223)	(45)
Federal and foreign income taxes incurred	7	61	(54)	(89)	36	91	(55)	(60)
Net income (statutory)	$23	$231	$(208)	(90)	$232	$400	$(168)	(42)

Policyholders' surplus - statutory	$6,179	$6,464	$(285)	(4)	$6,179	$6,464	$(285)	(4)

Fixed maturities at amortized cost - statutory	$8,347	$7,881	$466	6	$8,347	$7,881	$466	6
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2022 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2022	2021	Change	% Change	2022	2021	Change	% Change
Net premiums written	$84	$85	$(1)	(1)	$164	$172	$(8)	(5)
Net investment income	43	45	(2)	(4)	86	88	(2)	(2)
Amortization of interest maintenance reserve	—	1	(1)	(100)	—	1	(1)	(100)
Commissions and expense allowances on reinsurance ceded	1	1	—	—	2	2	—	—
Income from fees associated with separate accounts	1	1	—	—	2	1	1	100
Total revenues	$129	$133	$(4)	(3)	$254	$264	$(10)	(4)

Death benefits and matured endowments	$35	$36	$(1)	(3)	$92	$85	$7	8
Annuity benefits	14	17	(3)	(18)	31	31	—	—
Disability benefits and benefits under accident and health contracts	—	—	—	—	—	1	(1)	(100)
Surrender benefits and group conversions	5	5	—	—	11	13	(2)	(15)
Interest and adjustments on deposit-type contract funds	2	2	—	—	4	3	1	33
Increase in aggregate reserves for life and accident and health contracts	16	32	(16)	(50)	29	55	(26)	(47)
Total benefit expenses	$72	$92	$(20)	(22)	$167	$188	$(21)	(11)

Commissions	$12	$12	$—	—	$25	$24	$1	4
General insurance expenses and taxes	16	14	2	14	29	26	3	12
Increase in loading on deferred and uncollected premiums	(2)	1	(3)	nm	1	4	(3)	(75)
Net transfers from separate accounts	—	(3)	3	(100)	(10)	(3)	(7)	(233)
Total underwriting expenses	$26	$24	$2	8	$45	$51	$(6)	(12)

Federal and foreign income taxes incurred	7	5	2	40	10	7	3	43

Net gain from operations before capital gains and losses	$24	$12	$12	100	$32	$18	$14	78

Gains and losses net of capital gains tax, net	(1)	1	(2)	nm	(1)	1	(2)	nm

Net income (statutory)	$23	$13	$10	77	$31	$19	$12	63

Policyholders' surplus - statutory	$297	$253	44	17	$297	$253	$44	17

Fixed maturities at amortized cost - statutory	$3,794	$3,676	$118	3	$3,794	$3,676	$118	3
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Second-Quarter 2022 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Cincinnati Re:
Written premiums			$178	$254	$72	$57	$136	$196	$432	$332		$389		$461
Year over year change %- written premium			31%	30%	22%	6%	62%	87%	30%	76%		61%		53%
Earned premiums			$122	$110	$102	$104	$94	$92	$232	$186		$290		$392
Current accident year before catastrophe losses			49.6%	50.6%	61.7%	52.8%	48.5%	42.1%	50.0%	45.4%		48.0%		51.6%
Current accident year catastrophe losses			6.5	—	(1.7)	78.6	(1.7)	35.4	3.4	16.7		39.0		28.3
Prior accident years before catastrophe losses			(4.8)	10.9	2.4	(6.8)	6.4	3.0	2.6	4.7		0.6		1.1
Prior accident years catastrophe losses			1.1	5.2	0.3	6.4	(0.1)	—	3.1	(0.1)		2.2		1.7
Total loss and loss expense ratio			52.4%	66.7%	62.7%	131.0%	53.1%	80.5%	59.1%	66.7%		89.8%		82.7%

Cincinnati Global:
Written premiums			$69	$51	$52	$47	$47	$41	$120	$88		$135		$187
Year over year change %- written premium			47%	24%	6%	24%	(11)%	11%	36%	(2)%		5%		6%
Earned premiums			$44	$32	$45	$69	$32	$32	$76	$64		$133		$178
Current accident year before catastrophe losses			53.2%	38.3%	39.4%	35.3%	54.4%	30.9%	47.0%	42.9%		39.0%		39.1%
Current accident year catastrophe losses			0.1	16.3	33.6	30.3	27.5	55.8	6.9	41.3		35.7		35.1
Prior accident years before catastrophe losses			(15.4)	4.1	(16.9)	(4.7)	(23.4)	(12.0)	(7.2)	(17.8)		(11.1)		(12.5)
Prior accident years catastrophe losses			(9.7)	(9.0)	(2.0)	12.2	(54.0)	(31.0)	(9.4)	(42.7)		(14.4)		(11.2)
Total loss and loss expense ratio			28.2%	49.7%	54.1%	73.1%	4.5%	43.7%	37.3%	23.7%		49.2%		50.5%

Noninsurance operations:
Interest and fees on loans and leases			$2	$1	$2	$2	$2	$1	$3	$3		$5		$7
Other revenue			1	1	—	1	1	1	2	2		3		3
Interest expense			13	13	14	13	13	13	26	26		39		53
Operating expenses			5	4	6	5	5	4	9	9		14		20
Total noninsurance operations loss			$(15)	$(15)	$(18)	$(15)	$(15)	$(15)	$(30)	$(30)		$(45)		$(63)

*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.
CINF Second-Quarter 2022 Supplemental Financial Data